UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2008

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On December 11, 2008, at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Farmer Bros. Co., a Delaware corporation (the “Company”), re-elected Guenter W. Berger and Thomas A. Maloof to serve as Class II Directors of the Company for a three-year term of office expiring at the 2011 Annual Meeting of Stockholders.

Equity Awards

Non-Employee Directors

In conjunction with the Annual Meeting, the Board of Directors, in accordance with the provisions of the Farmer Bros. 2007 Omnibus Plan (the “Omnibus Plan”), granted to each of the Company’s non-employee members of the Board 1,380 shares of restricted stock based on the closing price of the Company’s common stock as reported on the Nasdaq Global Market on December 11, 2008, the date of grant.  The shares will vest ratably over three years, subject to the non-employee director’s continued service to the Company.  The Board members who received this award were:  Guenter W. Berger, Martin A. Lynch, Thomas A. Maloof, James J. McGarry, John H. Merrell and Carol Farmer Waite.  The awards of restricted stock were granted under the Omnibus Plan pursuant to the Company’s form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Named Executive Officers

In conjunction with the Annual Meeting, the Compensation Committee of the Board, in accordance with the provisions of the Omnibus Plan, approved grants of non-qualified stock options and restricted stock to certain of the Company’s employees, including the following grants to the Company’s named executive officers:

Name	Title	Shares of Common Stock Issuable Upon Exercise of Options	Shares of Restricted Stock
Roger M. Laverty III	President and Chief Executive Officer	40,000	6,600
Drew. H. Webb	Executive Vice President and Chief Operating Officer	9,000	1,500
John E. Simmons	Treasurer and Chief Financial Officer	9,000	1,500
Michael J. King	Vice President, Sales	9,000	1,500

The stock options have an exercise price equal to $21.76 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq Global Market on December 11, 2008, the date of grant.  The stock options have a seven year term expiring on December 11, 2015 and vest ratably over three years.  The stock options were granted under the Omnibus Plan pursuant to the Company’s form of Stock Option Grant Notice and Stock Option Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

The shares of restricted stock vest on December 11, 2011.  The awards of restricted stock were granted under the Omnibus Plan pursuant to the Company’s form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

At the Annual Meeting, Roger M. Laverty III, President and Chief Executive Officer of the Company, addressed the attendees.  A transcript of Mr. Laverty’s remarks is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The transcript attached hereto as Exhibit 99.1 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

The Company cautions you that certain statements contained in the transcript attached hereto as Exhibit 99.1, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to future operating performance and the products and services we expect to offer and other statements contained therein regarding matters that are not historical facts are “forward-looking statements” within the meaning of federal securities laws and regulations.  These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact.  These forward-looking statements can be identified by the use of words like “anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning.  Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements.  A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur.  Users should not place undue reliance on the forward-looking statements, which speak only as of the date of the presentation.  The Company undertakes no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, our ability to close and integrate the proposed purchase of the Sara Lee DSD coffee business, fluctuations in availability and cost of green coffee, competition, organizational changes, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, and weather and special or unusual events, as well as other risks described from time to time in our filings with the SEC.

Item 8.01 Other Events

Stockholder Voting Results at Annual Meeting and Declaration of Quarterly Dividend

On December 12, 2008, the Company issued a press release announcing the stockholder voting results at the Annual Meeting and declaration of a quarterly dividend. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Of the 16,100,280 shares of common stock outstanding and entitled to vote at the Annual Meeting, 15,012,581 were represented at the meeting, or a 93% quorum.

At the Annual Meeting, stockholders:

1.                                       Elected each of the following two (2) individuals to the Board of Directors to serve a three-year term as Class II directors until the Annual Meeting of Stockholders in 2011 and until their successors have been duly elected and qualified:

Director Nominee	Votes Cast For	Votes Withheld
Guenter W. Berger	14,778,798	233,783
Thomas A. Maloof	14,793,861	218,720

2.                                       Ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009.   There were 14,861,387 votes for the appointment, 118,438 votes against the appointment, 32,756 abstentions and no broker non-votes.

Election of Officers

On December 11, 2008, the Board of Directors re-elected Roger M. Laverty III, President and Chief Executive Officer, Drew H. Webb, Executive Vice President and Chief Operating Officer, John E. Simmons, Treasurer and Chief Financial Officer, Michael J. King, Vice President – Sales, and John M. Anglin, Secretary.

Item 9.01                     Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1*                    Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

10.2*                    Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

99.1                           Transcript of Remarks by Roger M. Laverty III, President and Chief Executive Officer of Farmer Bros. Co., at the 2008 Annual Meeting of Stockholders on December 11, 2008

99.2                           Press Release of Farmer Bros. Co. announcing the results of stockholder voting at the 2008 Annual Meeting of Stockholders on December 11, 2008 and declaration of a quarterly dividend

* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 17, 2008

FARMER BROS. CO.

By:	/S/ JOHN E. SIMMONS
Name: John E. Simmons
Title: Treasurer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*

Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

10.2*

Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

99.1	Transcript of Remarks by Roger M. Laverty III, President and Chief Executive Officer of Farmer Bros. Co., at the 2008 Annual Meeting of Stockholders on December 11, 2008

99.2	Press Release of Farmer Bros. Co. announcing the results of stockholder voting at the 2008 Annual Meeting of Stockholders on December 11, 2008 and declaration of a quarterly dividend
* Management contract or compensatory plan or arrangement.